UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ING PRIME RATE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING PRIME RATE TRUST

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 18, 2010

Dear Shareholder:

On behalf of the Board of Trustees of ING Prime Rate Trust (the “Trust”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., Local time, on June 29, 2010 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.                                       To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors; and

2.                                       To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares — Series M, T, W, TH and F of the Trust — until the election and qualification of their successors.

Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote “FOR” each proposal, as applicable.  We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting.  If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING PRIME RATE TRUST

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING Prime Rate Trust (the “Trust”) will be held at 10:00 a.m., Local time, on June 29, 2010, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

1.                                       To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors;

2.                                       To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares — Series M, T, W, TH and F of the Trust — until the election and qualification of their successors; and

3.                                       To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE APPLICABLE PROPOSAL(S).

Shareholders of record as of the close of business on April 7, 2010 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Huey P. Falgout, Jr.
Secretary

May 18, 2010

YOUR VOTE IS IMPORTANT REGARDLESS OF

THE NUMBER OF SHARES YOU OWN.

PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

(This page intentionally left blank)

PROXY STATEMENT

ING PRIME RATE TRUST

May 18, 2010

Toll-Free:  (800) 992-0180

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 29, 2010

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of ING Prime Rate Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 18, 2010 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What are the Proposals and who can vote on each Proposal?

The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

Proposal		Holders of Common Shares	Holders of Preferred Shares
1.	To elect eight members of the Board to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.	Yes	No
2.

To elect two members of the Board to represent the interests of the holders of the Auction Rate Cumulative Preferred Shares — Series M, T, W, TH and F of the Trust — until the election and qualification of their successors.

		No	Yes

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposals concerning your investment in the Trust.

Who is eligible to vote?

Shareholders who owned shares of the Trust at the close of business on April 7, 2010 (the “Record Date”) are eligible to vote. As of the Record Date, the Trust had 145,244,703.95 Common Shares outstanding.  As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares (“Preferred Shares”) outstanding: 1,600 shares of Series M; 1,600 shares of Series T; 1,600 shares of Series W; 1,600 shares of Series TH and 1,600 shares of Series F.  Each Common Share is entitled to one vote on Proposal 1.  Each Preferred Share is entitled to one vote on Proposal 2. To the best of the Trust’s knowledge, as of April 7, 2009, no person owned beneficially more than 5% of any class of shares of the Trust, except as listed below.

Name and Address of Shareholder*	Class/Percentage of Class
Cede & Co P.O. Box 20 Bowling Green Station New York, NY 10274	Common - 83.4%

* This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, LLC (“ING Investments” or the “Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.  Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 29, 2010, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, the Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on Tuesday, June 29, 2010.

The Proxy Statement is available on the Internet at http://www.proxyweb.com/ing. Copies of the Trust’s Annual Report for the fiscal year ended February 28, 2010 and the Trust’s Semi-Annual Report for the period ended August 31, 2009 were previously mailed to shareholders and are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each applicable Proposal described in this Proxy Statement.

PROPOSAL 1

ELECTION OF TRUSTEES — COMMON SHARES

What is the Proposal?

The Board has nominated eight individuals for election to the Board as Trustees of the Common Shares (the “Common Nominees”).  Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified.  Information about each Common Nominee is set forth below.  All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Common Shares.

What factors did the Board consider in selecting the Common Nominees?

The Board nominated eight individuals as Trustees of the Common Shares of the Trust, all of whom currently serve as Trustees of the Common Shares of the Trust.  The Board met to discuss Board candidates and, after due consideration, recommends to shareholders the Common Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

What is the required vote?

The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.  Shareholders do not have appraisal rights in connection with Proposal 1 in this Proxy Statement and there is no cumulative voting for the election of Trustees.

Who are the Common Nominees?

For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

Colleen D. Baldwin

Patricia W. Chadwick

Robert W. Crispin

Peter S. Drotch

J. Michael Earley

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Trust’s Agreement and Declaration of Trust dated December 2, 1987, as amended (the “Declaration”).

No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Common Nominees.  The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee during the Past 5 Years

Independent Trustees

Colleen D. Baldwin Age: 49	Trustee	October 2007- Present	President, Glantuam Partners, LLC (January 2009 – Present) and Consultant (January 2005 - Present).	135	None.

Patricia W. Chadwick Age: 61	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC (January 2000 – Present).	135	Wisconsin Energy Corp. (June 2006 – Present) and The Royce Fund (Since 2009 – Present).

Peter S. Drotch Age: 68	Trustee	October 2007- Present	Retired.	135	First Marblehead Corporation (September 2003- Present) and BlackRock Funds (February 2005 – January 2007).

J. Michael Earley Age: 65	Trustee	February 2002 – Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 – December 2008).	135	Bankers Trust Company, N.A. Des Moines (June 1992 – 2009) and Midamerica Financial Corporation (December 2002 - 2009).

Patrick W. Kenny Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	135	Assured Guaranty Ltd. (April 2004 – Present) and Odyssey Re Holdings Corp (November 2006 – October 2009).

Sheryl K. Pressler Age: 59	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	135	Stillwater Mining Company (May 2002 – Present).

Trustees who are “Interested Persons”

Shaun P. Mathews(3) Age: 54	Trustee	June 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (4) (November 2006 – Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	177(5)

ING Services Holding Company, Inc.  (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(4) and ING Pilgrim Funding, Inc. (December 2005 – Present).

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee during the Past 5 Years

Robert W. Crispin(3) Age: 63	Trustee	October 2007- Present	Retired Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 – December 2007).	135	Intact Financial Corporation (December 2004 – Present).

(1)          Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the complex is as of February 28, 2010.

(3)          Messrs. Crispin and Mathews are “interested persons” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(5)          Mr. Mathews is also Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(6)          ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc. which was previously known as ING Pilgrim Securities, Inc. and prior to that was known as Pilgrim America Securities, Inc.

(7)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim, Inc. which was previously known as Pilgrim Group, Inc. and prior to that was known as Pilgrim America Group, Inc.

Please read the section “Further Information About the Trustees and Officers” starting on page 10 of this Proxy Statement before voting on Proposal 1.

What is the Board’s recommendation on Proposal 1?

The Board recommends that shareholders vote “FOR” the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

PROPOSAL 2

ELECTION OF TRUSTEES — PREFERRED SHARES

What is the Proposal?

The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares (the “Preferred Nominees”).  Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified.  Information about each Preferred Nominee is set forth below.  Both Preferred Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Preferred Shares.

What factors did the Board consider in selecting the Preferred Nominees?

The Board nominated two individuals as Trustees of the Preferred Shares. Both individuals currently serve as Trustees of the Preferred Shares of the Trust.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

What is the required vote?

The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.  Shareholders do not have appraisal rights in connection with Proposal 2 in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Preferred Nominees?

For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

John V. Boyer

Roger B. Vincent

The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot.  If any of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee during the Past 5 Years

Independent Trustees

John V. Boyer Age: 56	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum (3) (September 1989 – March 2006).	135	None.

Roger B. Vincent Age: 64	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	135	UGI Corporation (February 2006 – Present); UGI Utilities, Inc. (February 2006 – Present) and AmeriGas (February 1998 – February 2006).

(1)          Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is an Independent Trustee, shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the complex is as of February 28, 2010.

(3)          Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

Please read the section “Further Information About the Trustees and Officers” starting on page 10 of this Proxy Statement before voting on Proposal 2.

What is the Board’s recommendation on Proposal 2?

The Board recommends that shareholders vote “FOR” the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above.  If shareholders do not elect any of the Preferred Nominees, the current Trustees may consider other courses of action.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

Trustees are considered for election by shareholders on an annual basis and generally hold office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust.  In addition, pursuant to a retirement policy adopted by the Board, each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Trust or certain affiliated entities?

To the best of the Trust’s knowledge, as of April 7, 2010 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Trust, and the Trustees and Executive Officers of the Trust owned, as a group, less than 1% of the shares of each class of the Trust.

The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Colleen D. Baldwin	$0	Over $100,000(1)
John V. Boyer	$0	Over $100,000
Patricia W. Chadwick	$0	Over $100,000
Peter S. Drotch	$0	$50,001-$100,000
J. Michael Earley	$0	Over $100,000
Patrick W. Kenny	$0	Over $100,000 and Over $100,000(1)
Sheryl K. Pressler	$0	Over $100,000(1)
Roger B. Vincent	$0	Over $100,000 and $50,001-$100,000(1)
Trustees who are “Interested Persons”
Robert W. Crispin	$0	None
Shaun P. Mathews	$0	Over $100,000 and $10,000-$50,000(1)

(1)          Held in a 401(k)/deferred compensation account.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned any shares of the Trust’s investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies).

Board Structure

The Trust is governed by the  Board, which oversees the Trust’s business and affairs.  The Board delegates the day-to-day management of the Trust to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services.  The ING entities that render services to the Trust do so pursuant to contracts that have been approved by the Board.  The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Trust, and review the Trust’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees. The Trust is one of 17 registered investment companies (with a total of approximately 135 separate series as of February 28, 2010) that comprise the ING Funds Complex and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Trust.  The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Trust.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section.  Each Committee operates pursuant to a written charter approved by the Board.  The Board currently conducts regular meetings eight (8) times a year.  Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session.  In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure faciliates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com.  The charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and to meet with management concerning these matters, internal audit activities and other matters.  The Audit Committee currently consists of four (4) Trustees: Messrs. Drotch and Earley and Mses. Chadwick and Pressler, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act. Mr. Earley serves as Chairperson of the Audit Committee and, along with Mr. Drotch, has been designated as an Audit

Committee Financial Expert under the Sarbanes-Oxley Act. During the fiscal year ended February 28, 2010, the Audit Committee held five (5) meetings.

Audit Committee Report:  As part of its oversight of the Trust’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”), the Trust’s independent auditor, the Trust’s financial statements for the fiscal year ended February 28, 2010.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Trust’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2010, be included in the Trust’s Annual Report to shareholders. The Audit Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2011.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Trust; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Fund boards; (5) making recommendations regarding the role, performance and oversight of the CCO; (6) overseeing the implementation of the Trust’s valuation procedures and the fair value determinations made with respect to securities held by the Trust for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Trust’s adviser or sub-adviser(s), as applicable, and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Boyer, Kenny and Vincent and Ms. Baldwin. Mr. Kenny currently serves as Chairperson of the Compliance Committee. During the fiscal year ended February 28, 2010, the Compliance Committee held six (6) meetings.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Trust.  The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Committee.  The Contracts Committee held eight (8) meetings during the fiscal year ended February 28, 2010.

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary.  The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are  “interested persons,” as defined in the 1940 Act.  The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent. Mr. Vincent, Chairman of the Board, currently serves as Chairperson of the Executive Committee.  During the fiscal year ended February 28, 2010, the Executive Committee held two (2) meetings.

Investment Review Committee.  The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the funds within the ING Funds Complex and make recommendations to the Board with respect to investment management activities performed by the adviser and sub-advisers on behalf of those funds, and to review and make recommendations regarding proposals by management to retain new or additional subadvisers for a fund: the Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) and the Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “IBF IRC”).

The IBF IRC, which is the Investment Review Committee that oversees the Trust, currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act.  The following Trustees serve as members of the IBF IRC:  Ms. Baldwin and Messrs. Boyer, Kenny, Mathews and Vincent.  Mr. Boyer currently serves as Chairperson of the IBF IRC.  During the fiscal year ended February 28, 2010, the IBF IRC held nine (9) meetings.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (7) overseeing the Board’s annual self evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  Any successful candidate, though, must have a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating and Governance Committee has a policy under which it also considers the extent to which potential candidates possess sufficiently diverse skills and diversity characteristics (such as gender, race or national origin) that would contribute to the Board’s overall effectiveness.  The Nominating and Governance Committee considers the effectiveness of this policy in the context of its periodic self-assessment of its overall operations and effectiveness.

The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee and operates pursuant to a charter approved by the Board, a copy of which is available on the ING Funds’ website: www.ingfunds.com. The Nominating and Governance Committee held ten (10) meetings during the fiscal year ended February 28, 2010.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Trust is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Trust.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Trust or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Trust.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting ING affiliates in managing the Trust.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Trust. In addition, many service providers to the Trust have adopted their own policies, procedures and controls designed to address particular risks to the Trust.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCO for the Trust and its investment adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to (1) the Compliance Committee regarding compliance with regulatory requirements, (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks, (3) the Audit Committee with respect to financial reporting controls and internal audit activities, (4) the Nominating and Governance Committee regarding corporate governance and best practice developments, and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for

Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the Trust’s portfolio managers.  Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Trust, as well as the boards of other investment companies in the ING Funds Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Trust.”  That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Trustee serves as a Board member and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.  These positions and experiences have provided Ms. Baldwin with a strong background in asset management matters and in the oversight of related service activities.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2005.  He also has served as Chairperson of the Trust’s International/Balanced/Fixed Income Funds Investment Review Committee since 2006 and, prior to that, as Chairperson of the Trust’s Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.  These positions and experiences have provided Mr. Boyer with a strong background in business management, asset management oversight and related service activities.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2006.  She also has served as Chairperson of the Trust’s Domestic Equity Funds Investment Review Committee since 2007.   Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a trustee of the Royce Fund (since 2009), and a director of Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  These positions and experiences have provided Ms. Chadwick with a strong background in asset management matters and in the oversight of related service providers.

Robert W. Crispin has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. (2001-2007), an investment sub-adviser to many of the funds in the ING Funds Complex, and in other senior positions in financial service firms.  These positions and experiences have provided Mr. Crispin with a strong background in investment management and distribution activities and related administrative oversight activities, as well as with extensive knowledge of many of the Trust’s key service providers.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.  These positions and experiences have provided Mr. Drotch with a strong background in financial reporting, compliance and internal control matters relating to registered investment companies.

J. Michael Earley has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2002.  He also has served as Chairperson of the Trust’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Funds Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.  These positions and experiences have provided Mr. Earley with a strong background in management matters relating to financial institutions and with respect to financial reporting and internal controls matters.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2005.  He also has served as the Chairperson of the Trust’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of

KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Funds Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.  These positions and experiences have provided Mr. Kenny with a strong background in financial, accounting, insurance and management matters.

Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Mathews with extensive investment management, distribution and oversight experience, as well as with extensive direct knowledge of many of the Trust’s key service providers.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2006.  She also has served as Chairperson of the Trust’s Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.  These positions and experiences have provided Ms. Pressler with extensive experience in asset management and retirement service matters, as well as management oversight of such operations.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the ING Funds Complex since 2002.  He also has served as Chairman of the Board of Trustees since 2007 and he previously served as Chairperson of Contracts Committee and the Domestic Equity Funds Investment Review Committee.  Mr. Vincent currently is President (since 1989) of Springwell Corporation (corporate finance firm) and a Director of UGI Corporation and UGI Utilities, Inc. (since 2006).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Funds Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University. These positions and experiences have provided Mr. Vincent with extensive experience in financial management and oversight matters.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. The Audit Committee meets regularly five (5) times per year; the Nominating and Governance Committee and the Compliance Committee each meets regularly four (4) times per year; the Investment Review Committee meets six (6) times per year; the Contracts Committee meets seven (7) times per year; and the Executive Committee meets as often as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2010, the Board held thirteen (13) meetings, including regularly scheduled and special meetings.  No Trustee attended less than 75% of the Trust’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committees attended.  Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2010, each fund within the ING Funds Complex pays each Trustee who is not an interested person of such fund a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairman of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $8,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, two (2) annual contract review meetings, and any other meetings as designated by the Board) and (v) out-of-pocket expenses.  The pro rata share paid by each fund is based on the fund’s average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliate, Directed Services LLC, for which the Trustees serve in common as Trustees.

Prior to January 1, 2010, each fund within the ING Funds Complex paid each Trustee who was not an interested person a pro rata share, as described above, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, received an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each received an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses.

For a period prior to May 9, 2007, compensation earned by Independent Trustees included both a current cash component and a conditional cash component that would be payable upon an Independent Trustee’s termination of service on the Board by reason of retirement, death or disability. Under this conditional compensation component, each person who was an Independent Trustee on or before May 9, 2007, and who will have served as an Independent Trustee for five or more years for one or more ING Funds prior to his or her retirement from the Board, death or disability, is entitled to a payment, as partial compensation for Board service prior to May 9, 2007. This payment will be in an amount equal to $400,000 if that person had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. This amount shall be paid by the investment company registrants on whose Board the Independent Trustee was serving at the time of his or her retirement, provided that those registrants were operational as of May 9, 2007. An Independent Trustee can elect to receive his or her payment described above in a lump sum or in three substantially equal payments.

The Trustees who are “interested persons” of the Trust receive no compensation from the Trust.

The following table has been provided to the Trust by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Trust’s fiscal year ended February 28, 2010 for service on the Boards of the ING Funds complex.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Trust and Fund Complex Paid to Trustees(2)
Colleen D. Baldwin(3)	$3,126	N/A	N/A	$240,000
John V. Boyer	$3,119	N/A	N/A	$240,000
Patricia W. Chadwick	$3,119	N/A	N/A	$240,000
Robert W. Crispin(4)	—	N/A	N/A	—
Peter Drotch	$2,599	N/A	N/A	$200,000
J. Michael Earley	$2,989	N/A	N/A	$230,000
Patrick W. Kenny(3)	$2,989	N/A	N/A	$230,000
Shaun P. Mathews(4)	—	N/A	N/A	—
Sheryl K. Pressler	$3,378	N/A	N/A	$260,000
Roger B. Vincent (3)	$3,573	N/A	N/A	$275,000

(1)          Upon an Independent Trustee’s retirement, such Trustee may qualify for a retirement payment as set forth above.

(2)          Trustee compensation includes compensation paid by funds that are not discussed in this Proxy Statement.  As of February 28, 2010, the Fund Complex consisted of 135 registered investment companies or series thereof.

(3)          During fiscal year ended February 28, 2010, Ms. Baldwin and Messrs. Kenny and Vincent, deferred $50,000, $57,500, and $68,750, respectively, of their compensation payable by the Fund Complex.

(4)          Messrs. Crispin and Mathews are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Are the Trustees required to attend the Annual Meeting?

The Trust has no formal policy regarding Trustee attendance at meetings of the Trust’s shareholders.  No Trustee was in attendance at the prior year’s annual meeting.

Who are the officers of the Trust?

The Trust’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Trust.  The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 54	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present). Formerly, Head of, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Stanley D. Vyner Age: 60	Executive Vice President Chief Investment Risk Officer	August 2003 – Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present).

Michael J. Roland Age: 51	Executive Vice President	February 2002 – Present

Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 – Present). Formerly, Executive Vice President, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(4) (October 2004 – December 2005).

Joseph M. O’Donnell Age: 55	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 Present); Executive Vice President of the ING Funds (March 2006 Present); Chief Compliance Officer of ING Investments, LLC(2)  (March 2006 – July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(4) (March 2006 – July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 – December 2006).

Todd Modic Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 – Present).

Kimberly A. Anderson Age: 45	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC (2) (June 1995 – Present).

Robert Terris Age: 39	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 – May 2006).

Robyn L. Ichilov Age: 42	Vice President	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC (3) (November 1995 – Present) and ING Investments, LLC (2) (August 1997 – Present).

Daniel A. Norman Age: 52	Senior Vice President Treasurer	April 1995 - Present June 1997 – Present	Senior Vice President and Senior Portfolio Manager, ING Investment Management Co. (November 1999 – Present).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Jeffrey A. Bakalar Age: 50	Senior Vice President	November 1999 – Present	Senior Vice President, ING Investment Management Co. (January 2000 – Present).

Elliot A. Rosen Age: 57	Senior Vice President	May 2002 – Present	Senior Vice President, ING Investment Management Co. (February 1999 – Present).

William H. Rivoir II Age: 59	Senior Vice President and Assistant Secretary	February 2001 – Present	Senior Vice President, ING Investment Management Co. (January 2004 - Present).

Curtis F. Lee Age: 55	Senior Vice President and Chief Credit Officer	February 2001 – Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Group, ING Investment Management Co. (January 2001 – Present).

Lauren D. Bensinger Age: 56	Vice President	August 2003 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (5) (August 1995 – Present); Vice President, ING Investments, LLC (2) (February 1996 – Present); and Director of Compliance, ING Investments, LLC (2) (October 2004 – Present).

Maria M. Anderson Age: 51	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (3) (September 2004 – Present).

Kimberly K. Springer Age: 53	Vice President	March 2006 – Present	Vice President, ING Funds Services, LLC (3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC (3) (August 2004 – March 2006).

Denise Lewis Age: 46	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

William Evans Age: 37	Senior Vice President	September 2007 – Present	Vice President, Head of Manager Research and Selection Group (April 2007 – Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 – April 2007).

Craig Wheeler Age: 41	Assistant Vice President	May 2008 – Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (3) (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (3) (March 2005 – March 2008.

Huey P. Falgout, Jr. Age: 46	Secretary	August 2003 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present).

Theresa K. Kelety Age: 47	Assistant Secretary	August 2003 – Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

Kathleen Nichols Age: 34	Assistant Secretary	May 2008 – Present	Counsel, ING Americas, U.S. Legal Services (February 2008 – Present). Formerly, Associate, Ropes & Gray LLP (September 2005 – February 2008).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)          ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)          ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Trust does not pay its officers for the services they provide to the Trust.  Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Trust’s adviser, distributor and administrator?

ING Investments serves as the investment adviser to the Trust, ING Funds Distributor, LLC serves as the Trust’s distributor and ING Funds Services, LLC serves as the Trust’s administrator.  The principal office of the Adviser, the distributor and the administrator is located at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Investment Management Co. serves as sub-adviser to the Trust.  The principal office of the sub-adviser is located at 230 Park Avenue, New York, NY 10169. The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Trust and potential termination of the Trust’s existing advisory agreements, which may trigger the need for shareholder approval of new agreements.

Who are the Trust’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Trust.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2011.

The following table shows fees paid to KPMG for professional audit services during the Trust’s most recent fiscal years ended February 28, 2010 and February 28, 2009, as well as, fees billed for other services rendered by KPMG to the Trust.

	2010	2009
Audit Fees (1)	$66,000	$66,000
Audit-Related Fees (2)	$2,150	$26,200
Tax Fees (3)	$5,315	$10,970
All Other Fees (4)	—	—

(1)          Audit fees consist of fees billed for professional services rendered for the audit of the Trust’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s consolidated financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended February 28, 2010 and February 28, 2009 were $2,011,031 and $1,502,035, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Trust by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Trust provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, “Covered Services”).  The Audit Committee has adopted approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust is compatible with maintaining the independence of KPMG.

KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Trust.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of each class of the Trust is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve either or both of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected).  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust’s officers, Trustees, Adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Trust’s securities and changes in such ownership with the U.S. Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by the SEC regulations to furnish the Trust with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 28, 2010, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board of Trustees.

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Trust’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Trust’s 2011 Annual Meeting?

It is anticipated that the next annual meeting of the Trust will be held in June 2011 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Trust’s next annual meeting must be in writing and received at the Trust’s principal executive offices no later than January 18, 2011, in order for the proposal to be considered for inclusion in the Trust’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Trust’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Trust’s bylaws do not contain such an advance notice provision, for the Trust’s 2011 Annual Meeting of shareholders, shareholders must submit to the Trust written notice of a shareholder proposal on or before April 4, 2011.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

Huey P. Falgout, Jr.
Secretary

May 18, 2010

ING PRIME RATE TRUST - COMMON SHARES

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 29, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Prime Rate Trust (the “Trust”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 29, 2010, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

	VOTE ON TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

	(1) Colleen D. Baldwin, (2) Patricia W. Chadwick, (3) Robert W. Crispin (4) Peter S. Drotch (5) J. Michael Earley, (6) Patrick W. Kenny, (7) Shaun P. Mathews, and (8) Sheryl K. Pressler.	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.	Not Applicable

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

	Signature	Date	Signature (Joint Owners)	Date

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ING PRIME RATE TRUST - AUCTION RATE CUMULATIVE PREFERRED SHARES SERIES M, T, W, TH AND F

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 29, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Prime Rate Trust (the “Trust”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 29, 2010, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponements(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

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	VOTE ON TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	Not Applicable

2.

To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares — Series M, T, W, TH and F of the Trust — until the election and qualification of their successors.

	(1) John V. Boyer, and (2) Roger B. Vincent	☐	☐	☐

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Signature	Date	Signature (Joint Owners)	Date

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